                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                         -----------------------------
                              AMENDMENT NO. 1 TO
                                   FORM 8-A
                         -----------------------------


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               MAY & SPEH, INC.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

                Delaware                                       36-2992650
--------------------------------------------------------------------------------------
(State of incorporation or organization)          (I.R.S. Employer Identification No.)


                    1501 Opus Place, Downers Grove, Illinois 60515
--------------------------------------------------------------------------------------
                 (Address of principal executive offices)  (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:


                                     None
--------------------------------------------------------------------------------

If this form relates to the registration of a class of debt securities and is effective pursuant to General Instruction A.(c)(1), check the following box. [ ]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-46547
---------

Securities to be registered pursuant to Section 12(g) of the Act:


                    Convertible Subordinated Notes due 2003
--------------------------------------------------------------------------------
                               (Title of class)

Item 1.  Description of Registrant=s Securities to be Registered
         -------------------------------------------------------

     This Registration Statement relates to the Convertible Subordinated Notes due 2003 proposed to be issued by May & Speh, Inc. (the "Company"). The information set forth under the heading "Description of Notes" in the prospectus filed by the Company pursuant to Rule 424(b)(4) of the Securities Act in connection with the Company's Registration Statement on Form S-3 (File No. 333-46547) (the "Form S-3") is incorporated herein by reference.

Item 2.  Exhibits
         --------

     1. Form of Indenture (incorporated by reference to Exhibit 4.1 to the Form S-3)

     2.  Form of Notes (incorporated by reference to Exhibit 4.2 to the Form
S-3)

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 1, 1998                   MAY & SPEH, INC.


                                  By: /s/ ERIC M. LOUGHMILLER
                                      Eric M. Loughmiller
                                      Executive Vice President, Chief
                                      Financial Officer and Secretary






                                      -3-